AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 4, 2002

                                                       REGISTRATION NOS. 2-16590
                                                                         811-945
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                          |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                         POST-EFFECTIVE AMENDMENT NO. 73                     |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      |X|
                                AMENDMENT NO. 73                             |X|

                        (CHECK APPROPRIATE BOX OR BOXES.)

                                  ------------

                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                  ------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                           C/O PHOENIX EQUITY PLANNING
                       CORPORATION -- SHAREHOLDER SERVICES
                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  ------------

                             RICHARD J. WIRTH, ESQ.
          VICE PRESIDENT AND INSURANCE AND INVESTMENT PRODUCTS COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  ------------


   It is proposed that this filing will become effective (check appropriate box)


   [X] immediately upon filing pursuant to paragraph (b)
   | | on October 30, 2002 pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [ ] on      pursuant to paragraph (a)(i)
   [ ] 75 days after filing pursuant to paragraph (a)(ii)
   [ ] on      pursuant to paragraph (a)(ii) of Rule 485.
   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                                    PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                                    CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

                                                       PART A
ITEM NUMBER FORM N-1A                                                   PROSPECTUS CAPTION
---------------------                                                   ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
         and Related Risks......................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                                       PART B
ITEM NUMBER FORM N-1A                                                   STATEMENT OF ADDITIONAL INFORMATION CAPTION
---------------------                                                   -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Fund
14.    Control Persons and Principal Holders of Securities......        Management of the Fund
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                                       PART C
  INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS
                                               REGISTRATION STATEMENT.

                                                                      Prospectus


                October 30, 2002



                Aberdeen
                Phoenix-Aberdeen
                Worldwide Opportunities Fund













                                                           Neither the Securities and Exchange Commission
                                                           nor any state securities commission has approved
                                                           or disapproved of these securities or determined
                                                           if this prospectus is truthful or complete. Any
                                                           representation to the contrary is a criminal offense.

                                                           This prospectus contains important information
         [Logo] PHOENIX                                    that you should know before investing in the
                INVESTMENT PARTNERS, LTD.                  Phoenix-Aberdeen Worldwide Opportunities Fund.
                                                           Please read it carefully and retain it for future
                A member of The Phoenix Companies, Inc.    reference.

                      PHOENIX-ABERDEEN WORLDWIDE
                      OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                      TABLE OF CONTENTS

                      Investment Risk and Return Summary...................   1

                      Fund Expenses........................................   5

                      Additional Investment Techniques.....................   6

                      Management of the Fund...............................   8

                      Pricing of Fund Shares...............................  10

                      Sales Charges........................................  11

                      Your Account.........................................  13

                      How to Buy Shares....................................  15

                      How to Sell Shares...................................  15

                      Things You Should Know When Selling Shares...........  16

                      Account Policies.....................................  17

                      Investor Services....................................  19

                      Tax Status of Distributions..........................  19

                      Financial Highlights.................................  20

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix-Aberdeen Worldwide Opportunities Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[arrow] Under normal circumstances, the fund invests at least 65% of its assets in securities of issuers located in three or more countries, one of which will be the United States.

[arrow] The fund invests primarily in common stocks. Companies selected for fund investment may be of any capitalization and may be located in countries with developed markets and countries with "emerging markets."

[arrow] The adviser manages the fund's investment program and general operation of the fund. The subadviser manages the investments of the fund using a top-down, bottom-up approach that seeks growth at a reasonable price. The subadviser's process begins by selecting the amount of assets to allocate to countries and geographic regions around the world based on such economic, monetary and political factors as:

         o prospects for relative economic growth among countries;

         o expected levels of inflation;

         o governmental policies influencing business decisions;

         o relative price levels of various capital markets;

         o the outlook for currency relationships; and

         o the range of individual investment opportunities available.

[arrow] Within the designated country allocations, the subadviser uses primary research to select individual securities for fund investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

Temporary defensive strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. government securities and in money market instruments. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

                                 Phoenix-Aberdeen Worldwide Opportunities Fund 1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

         o less publicly available information about foreign countries;

         o political and economic instability within countries;

         o differences in financial reporting standards and transaction settlement systems;

         o the possibility of expropriation or confiscatory taxation; and

         o changes in investment or exchange regulations.


Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.



2 Phoenix-Aberdeen Worldwide Opportunities Fund

SMALL CAPITALIZATION COMPANIES

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                 Phoenix-Aberdeen Worldwide Opportunities Fund 3

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen Worldwide Opportunities Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR           ANNUAL RETURN (%)
    1992                      3.2
    1993                     37.8
    1994                      0.0
    1995                     15.1
    1996                     15.0
    1997                     14.1
    1998                     31.2
    1999                     18.07
    2000                     -1.33
    2001                    -21.41


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 19.21% (quarter ending December 31, 1998) and the lowest return for a quarter was -15.63% (quarter ending September 30, 2001). Year-to-date performance (through September 30,
2002) was -22.99%.


------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION(2)
  AVERAGE ANNUAL TOTAL RETURNS                                                          --------------------------
  (FOR THE PERIODS ENDING 12/31/01)(1)         ONE YEAR      FIVE YEARS    TEN YEARS      CLASS B       CLASS C
------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                        -25.93%        5.25%         9.28%         --            --
------------------------------------------------------------------------------------------------------------------

     Return After Taxes on Distributions(3)     -25.98%        1.42%         6.07%         --            --
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)     -15.74%        2.99%         6.44%         --            --
     and Sale of Fund Shares

------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                        -25.18%        5.70%          --          7.33%          --
------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                        -22.01%         --            --           --           -1.40%
------------------------------------------------------------------------------------------------------------------

  S&P 500 Index(4)                              -11.87%       10.73%        12.97%       15.28%          0.85%
------------------------------------------------------------------------------------------------------------------
  MCSI World(5)                                 -16.82%        5.36%         8.06%        7.99%(6)      -3.37%(7)
------------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class B Shares since July 15, 1994 and Class C Shares since December 15,
1998.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. Index performance does not reflect sales charges.
(5) The Morgan Stanley Capital International World (Net) Index (MSCI World) is an unmanaged, commonly used measure of global stock market total return performance. Index performance does not reflect sales charges.
(6) Index performance since July 29, 1994.
(7) Index performance since December 31, 1998.


4 Phoenix-Aberdeen Worldwide Opportunities Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                        CLASS A              CLASS B               CLASS C
                                                        SHARES               SHARES                SHARES
                                                        -------              -------               -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                     5.75%                 None                  None

Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                                  None                 5%(a)                1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                None                 None                  None

Redemption Fee                                           None                 None                  None

Exchange Fee                                             None                 None                  None
                                                ------------------------------------------------------------------

                                                       CLASS A               CLASS B              CLASS C
                                                       SHARES                SHARES               SHARES
                                                       -------               -------              -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                         0.75%                 0.75%                0.75%

Distribution and Service (12b-1) Fees(c)                0.25%                 1.00%                1.00%


Other Expenses                                          0.56%                 0.56%                0.56%
                                                        ----                  ----                 ----

TOTAL ANNUAL FUND OPERATING EXPENSES                    1.56%                 2.31%                2.31%
                                                        ====                  ====                 ====


------------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 Phoenix-Aberdeen Worldwide Opportunities Fund 5

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $725                 $1,039                 $1,376                $2,325
-----------------------------------------------------------------------------------------------------------------
   Class B                      $634                  $921                  $1,235                $2,458
-----------------------------------------------------------------------------------------------------------------
   Class C                      $334                  $721                  $1,235                $2,646

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $234                  $721                  $1,235                $2,458
-----------------------------------------------------------------------------------------------------------------
   Class C                      $234                  $721                  $1,235                $2,646

-----------------------------------------------------------------------------------------------------------------



ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in the following investment techniques:

CONVERTIBLE SECURITIES

The fund may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

DERIVATIVES


The fund may write exchange-traded, covered call options and purchase put and call options on indices and foreign currencies, and may enter into futures contracts on foreign currencies and related options. The fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of its investments. If the subadviser fails to correctly predict these changes, the fund can lose money. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, purchasing call or put options involves the risk that the fund may lose the premium it paid plus transaction costs. Futures and options involve market risk in excess of their value.


6 Phoenix-Aberdeen Worldwide Opportunities Fund

FIXED INCOME SECURITIES

The fund may invest in nonconvertible fixed income securities of U.S. and foreign (non-U.S.) issuers including corporate notes, bonds and debentures that are rated within the three highest rating categories at the time of investment, or if unrated, are deemed by the subadviser to be of comparable quality. Generally, if interest rates rise, the value of debt securities will fall.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The fund may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the adviser.

GOVERNMENT SECURITIES

The fund may invest in Treasury bills, notes and bonds issued by the U.S. Government, its agencies and instrumentalities, and securities issued by foreign governments and supranational agencies (such as the World Bank). Not all government securities are backed by the full faith and credit of the issuing country, including the United States.

HIGH YIELD-HIGH RISK SECURITIES

The fund may invest in high yield-high risk securities. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield-high risk securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

MUTUAL FUND INVESTING

The fund may invest in other mutual funds in order to take advantage of investment opportunities in certain countries where the fund otherwise would not have been able to invest. The assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear.

OTHER EQUITY SECURITIES

The fund may invest in preferred stocks, warrants, rights and securities convertible into common stocks. Preferred stocks may not fully participate in dividends, and convertible securities may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

UNRATED FIXED INCOME SECURITIES

The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated


                                 Phoenix-Aberdeen Worldwide Opportunities Fund 7
securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISERS


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of September 30, 2002, Phoenix had $21.1 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Aberdeen Fund Managers Inc. ("Aberdeen") is the subadviser to the fund and is located at 300 S.E. 2nd Street, Ste. 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser for the Phoenix-Aberdeen New Asia Fund, Phoenix-Aberdeen Global Small Cap Fund and the Aberdeen New Asia Series of The Phoenix Edge Series Fund since their inception in 1996. Aberdeen has also served as subadviser to Phoenix-Aberdeen International Fund of Phoenix Multi-Portfolio Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of September 30, 2002, Aberdeen Asset Management PLC had $37.1 billion in assets under management.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the domestic portion of the fund's portfolio. Aberdeen, as subadviser, is responsible for the day-to-day management of the foreign holdings of the fund. Both Phoenix and Aberdeen manage the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                      $1st billion       $1+ billion through $2 billion        $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                         0.75%                       0.70%                       0.65%
-----------------------------------------------------------------------------------------------------------------

8 Phoenix-Aberdeen Worldwide Opportunities Fund

Phoenix pays Aberdeen a fee for that portion of the fund's net assets that are invested in non-U.S. securities as follows:

-----------------------------------------------------------------------------------------------------------------
                                      $1st billion       $1+ billion through $2 billion        $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                       0.375%                       0.35%                      0.325%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $1,120,893. The ratio of management fees to average net assets for the fiscal year ended June 30, 2002 was 0.75%.


PORTFOLIO MANAGEMENT

Aberdeen's senior strategy committee determines and monitors the fund's regional allocations across the globe on a monthly basis. An Aberdeen team of investment professionals located in offices spread around the world selects securities for the foreign portion of the fund's portfolio. At the same time, Christian C. Bertelsen of Phoenix manages the U.S. portion of the fund's portfolio.


Bev Hendry and Stephen Docherty are members of the Aberdeen team. Mr. Hendry is Chief Executive Officer of Aberdeen. He joined Aberdeen Asset Management in 1987 and was made managing director of the unit trust subsidiary; he has served as Director of Aberdeen Asset Management PLC since 1991. Prior to joining the Aberdeen group, he worked as a manager for a major accounting firm and then as financial director of a North Sea oil company. Mr. Hendry graduated from Aberdeen University with an M.A. in economics in 1974 and qualified as a chartered accountant in 1977. Mr. Docherty joined Aberdeen Asset Management in 1994, originally in a role relating to performance measurement. Mr. Docherty has been active in portfolio management since 1998. From 1998 to 2000, Mr. Docherty's responsibilities included generalist coverage and input to all the Latin American investment decision making processes, with specific responsibility for Latin American investments within Aberdeen's global equity funds. Since 2000, he has been working with various specialist fund management teams in London, Singapore and Fort Lauderdale to implement directly invested multi-regional thematic portfolios. From 1992 to 1994, Mr. Docherty was employed by Abbey National PLC, where he conducted research investigations and assisted in the design of various life insurance products.


Mr. Bertelsen also serves as Portfolio Manager of both the Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund (since inception in
1997). Mr. Bertelsen joined Phoenix in July 1997. Previously, from 1996 to July 1997, Mr. Bertelsen was employed by Dreman Value Advisors where he served as Chief Investment Officer and Portfolio Manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a Senior Vice President of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund.

                                 Phoenix-Aberdeen Worldwide Opportunities Fund 9

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

         o adding the values of all securities and other assets of the fund,

         o subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset

10 Phoenix-Aberdeen Worldwide Opportunities Fund value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers three classes of shares that have different sales and distribution charges. See "Fund Expenses" previously in this prospectus. The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges on


                                Phoenix-Aberdeen Worldwide Opportunities Fund 11

Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                      SALES CHARGE AS
                                                      A PERCENTAGE OF
                                             -----------------------------------
AMOUNT OF                                                              NET
TRANSACTION                                    OFFERING              AMOUNT
AT OFFERING PRICE                               PRICE               INVESTED
--------------------------------------------------------------------------------
Under $50,000                                     5.75%                6.10%
$50,000 but under $100,000                        4.75                 4.99
$100,000 but under $250,000                       3.75                 3.90
$250,000 but under $500,000                       2.75                 2.83
$500,000 but under $1,000,000                     2.00                 2.04
$1,000,000 or more                                None                 None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


12 Phoenix-Aberdeen Worldwide Opportunities Fund

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

 YEAR          1           2            3            4           5           6+
--------------------------------------------------------------------------------
 CDSC          5%          4%           3%           2%          2%          0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

 YEAR          1           2+
--------------------------------------------------------------------------------
 CDSC          1%          0%


YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or


         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the fund.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.


         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o $500 for all other accounts.

                                Phoenix-Aberdeen Worldwide Opportunities Fund 13

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

14 Phoenix-Aberdeen Worldwide Opportunities Fund

HOW TO BUY SHARES
--------------------------------------------------------------------------------


----------------------------------- ----------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
----------------------------------- ----------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
----------------------------------- ----------------------------------------------------------------------------
                                    Complete a New Account Application and send it with a check payable to the
Through the mail                    fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301.
----------------------------------- ----------------------------------------------------------------------------
                                    Complete a New Account Application and send it with a check payable to the
Through express delivery            fund. Send them to: Boston Financial Data Services, Attn.: Phoenix Funds,
                                    66 Brooks Drive, Braintree, MA 02184.
----------------------------------- ----------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------
                                    Complete the appropriate section on the application and send it with your
By Investo-Matic                    initial investment payable to the fund. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------- ----------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                Phoenix-Aberdeen Worldwide Opportunities Fund 15

------------------------------------ -----------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
                                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
Through the mail                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
                                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn.: Phoenix
Through express delivery             Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

[arrow] If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

16 Phoenix-Aberdeen Worldwide Opportunities Fund

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

[arrow] If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

                                Phoenix-Aberdeen Worldwide Opportunities Fund 17

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.


EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at 1-800-243-4361 or accessing our Web site at www.phoenixinvestments.com.

         o You may exchange shares for another fund in the same class of shares; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone (1-800-243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to the minimum initial investment required.

         o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call 1-800-243-4361.

18 Phoenix-Aberdeen Worldwide Opportunities Fund

INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semi-annual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25.00, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The fund plans to make distributions from net investment income at least semiannually and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                Phoenix-Aberdeen Worldwide Opportunities Fund 19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


This table is intended to help you understand the fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.



                                                                          CLASS A
                                              -----------------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,
                                               2002           2001           2000          1999           1998
                                              ------         ------         ------        ------         ------

Net asset value, beginning of period           $7.87         $10.46         $10.93        $12.40         $10.75
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                 0.03(1)        0.01(1)       (0.01)(1)      0.01(1)        0.02
   Net realized and unrealized gains (loss)    (0.84)         (1.44)          1.08          0.90           2.97
                                              ------         ------         ------        ------         ------
   TOTAL FROM INVESTMENT OPERATIONS            (0.81)         (1.43)          1.07          0.91           2.99
                                              ------         ------         ------        ------         ------
LESS DISTRIBUTIONS:
   Dividends from net investment income           --          (0.02)            --            --          (0.14)
   Dividends from net realized gains           (0.03)         (1.14)         (1.54)        (2.38)         (1.20)
                                              ------         ------         ------        ------         ------
     TOTAL DISTRIBUTIONS                       (0.03)         (1.16)         (1.54)        (2.38)         (1.34)
                                              ------         ------         ------        ------         ------
Change in net asset value                      (0.84)         (2.59)         (0.47)        (1.47)          1.65
                                              ------         ------         ------        ------         ------
NET ASSET VALUE, END OF PERIOD                 $7.03          $7.87         $10.46        $10.93         $12.40
                                              ======         ======         ======        ======         ======
Total return(2)                               (10.35)%       (14.81)%        11.49%         8.90%         31.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $125,216       $158,775       $195,357      $192,619       $183,188
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.56%          1.54%          1.56%         1.45%          1.42%
   Net investment income (loss)                 0.39%          0.10%         (0.06)%        0.07%          0.21%
Portfolio turnover                                99%           168%           112%          166%           156%


--------------------

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.

20 Phoenix-Aberdeen Worldwide Opportunities Fund

--------------------------------------------------------------------------------



                                                                             CLASS B
                                                     ---------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                      2002        2001         2000        1999         1998
                                                     ------      ------       ------      ------       ------

Net asset value, beginning of period                  $7.29       $9.84       $10.44      $12.04       $10.53
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                       (0.03)(1)   (0.06)(1)    (0.08)(1)   (0.07)(1)    (0.06)
   Net realized and unrealized gains (loss)           (0.77)      (1.35)        1.02        0.85         2.90
                                                     ------      ------        -----      ------       ------
   TOTAL FROM INVESTMENT OPERATIONS                   (0.80)      (1.41)        0.94        0.78         2.84
                                                     ------      ------        -----      ------       ------
LESS DISTRIBUTIONS:
   Dividends from net investment income (loss)           --          --           --          --        (0.13)
   Dividends from net realized gains (loss)           (0.03)      (1.14)       (1.54)      (2.38)       (1.20)
                                                     ------      ------        -----      ------       ------
     TOTAL DISTRIBUTIONS                              (0.03)      (1.14)       (1.54)      (2.38)       (1.33)
                                                     ------      ------        -----      ------       ------
Change in net asset value                             (0.83)      (2.55)       (0.60)      (1.60)        1.51
                                                     ------      ------        -----      ------       ------
NET ASSET VALUE, END OF PERIOD                        $6.46       $7.29        $9.84      $10.44       $12.04
                                                     ======      ======        =====      ======       ======
Total return(2)                                      (10.90)%    (15.58)%      10.71%       7.99%       30.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $9,119     $13,066      $17,317     $12,351      $10,855
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.31%       2.29%        2.31%       2.21%        2.17%
   Net investment income (loss)                       (0.38)%     (0.66)%      (0.80)%     (0.65)%      (0.54)%
Portfolio turnover                                       99%        168%         112%        166%         156%


                                                                              CLASS C
                                                     ----------------------------------------------------------
                                                                                                        FROM
                                                                                                      INCEPTION
                                                                        YEAR ENDED JUNE 30,          12/16/98 TO
                                                                  2002         2001        2000        6/30/99
                                                                 ------       ------      ------     -----------

Net asset value, beginning of period                              $7.28        $9.82      $10.42       $11.62
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                   (0.03)(1)    (0.06)(1)   (0.07)(1)       --(1)
   Net realized and unrealized gains (loss)                       (0.77)       (1.34)       1.01         1.18
                                                                 ------       ------      ------       ------
   TOTAL FROM INVESTMENT OPERATIONS                               (0.80)       (1.40)       0.94         1.18
                                                                 ------       ------      ------       ------
LESS DISTRIBUTIONS:
   Dividends from net realized gains (loss)                       (0.03)       (1.14)      (1.54)       (2.38)
                                                                 ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                                          (0.03)       (1.14)      (1.54)       (2.38)
                                                                 ------       ------      ------       ------
Change in net asset value                                         (0.83)       (2.54)      (0.60)       (1.20)
                                                                 ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                    $6.45        $7.28       $9.82       $10.42
                                                                 ======       ======      ======       ======
Total return(2)                                                  (11.06)%     (15.50)%     10.71%       11.68%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $3,811       $5,650      $6,704         $838
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                              2.31%        2.29%       2.31%        2.28%(4)
   Net investment income (loss)                                   (0.39)%      (0.65)%     (0.74)%       0.04%(4)
Portfolio turnover                                                   99%         168%        112%         166%(3)

--------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Not annualized.
(4) Annualized.

                                     Phoenix-Aberdeen Worldwide Opportunities 21

       PHOENIX EQUITY PLANNING CORPORATION
       P.O. Box 150480
       Hartford, CT 06115-0480


[Logo] PHOENIX
       INVESTMENT PARTNERS, LTD.
       A member of The Phoenix Companies, Inc.

       For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PhoenixInvestments.com.

       ADDITIONAL INFORMATION
       You can find more information about the fund in the following documents:

       ANNUAL AND SEMIANNUAL REPORTS
       Annual and semiannual reports contain more information about the fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

       STATEMENT OF ADDITIONAL INFORMATION (SAI)
       The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.

       You may obtain a free copy of these documents by writing to Phoenix                         E-DELIVERY
       Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480,                           OF YOUR FUND
       Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting                          COMMUNICATIONS
       PhoenixInvestments.com.                                                                     NOW AVAILABLE!

       Information about the fund (including the SAI) can be reviewed and copied                   To sign up, go to
       at the Securities and Exchange Commission's (SEC) Public Reference Room                     the Individual
       in Washington, DC. For information about the operation of the Public                        Investors area at
       Reference Room, call 1-202-942-8090. This information is also available                     PhoenixInvestments.com
       on the SEC's Internet site at http://www.sec.gov. You may also obtain                       and log in. Select an
       copies upon payment of a duplicating fee by writing the Public Reference                    account, then click the
       Section of the SEC, Washington, DC 20549-6009 or by electronic request at                   "E-Delivery" button.
       publicinfo@sec.gov.

       Mutual Fund Services:  1-800-243-1574           Telephone Orders:  1-800-367-5877
       Advisor Consulting Group:  1-800-243-4361       Text Telephone:  1-800-243-1926





       Investment Company Act File No. 811-945
       PXP 691 (10/02)

                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND



                                101 Munson Street
                              Greenfield, MA 01301



                       STATEMENT OF ADDITIONAL INFORMATION
                                October 30, 2002


The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") dated October 30, 2002, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.



                                TABLE OF CONTENTS

                                                                          PAGE

The Fund .................................................................    1
Investment Restrictions ..................................................    1
Investment Techniques and Risks ..........................................    2
Performance Information...................................................    4
Portfolio Transactions and Brokerage......................................    5
Services of the Adviser ..................................................    6
Net Asset Value ..........................................................    8
How to Buy Shares ........................................................    9
Alternative Purchase Agreements...........................................    9
Investor Account Services ................................................   12
How to Redeem Shares .....................................................   13
Tax Sheltered Retirement Plans ...........................................   14
Dividends, Distributions and Taxes .......................................   15
The Distributor ..........................................................   17
Distribution Plans........................................................   18
Management of the Fund....................................................   19
Other Information ........................................................   23







                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926







PXP 691B (10/02)

                                    THE FUND

   The Fund was originally incorporated in New York in 1956, and on January 13, 1992, the Fund was reorganized as a Massachusetts business trust. It was reorganized as a Delaware business trust in October 2000 (the "Trust"). The Fund has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by Phoenix Life Insurance Company and the affiliation with other Phoenix Funds. On November 18, 1998, the Trustees voted to change the name of the Fund to "Phoenix-Aberdeen Worldwide Opportunities Fund."

   The Fund's prospectus describes the investment objectives of the Fund and the strategies that the Fund will employ in seeking to achieve its investment objective. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Fund may utilize the following practices or techniques in pursuing its investment objectives.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON FUTURES CONTRACTS
   The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

   The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market."

INVESTMENT COMPANIES
   The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

OPTIONS
   The Fund may write covered call option contracts, which are options on securities that the Fund owns, if such options are listed on an organized securities exchange and the Adviser determines that such activity is consistent with the Fund's investment objective. A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

   Securities for the Fund's portfolio will continue to be bought and sold on the basis of investment considerations and appropriateness to the fulfillment of the Fund's investment objective. In order to close out a position, the Fund will normally make a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.

OPTIONS ON FOREIGN CURRENCIES
   The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

   The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Special Considerations and Risk Factors." To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

   If, on the other hand, the Adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

SPECIAL CONSIDERATIONS AND RISK FACTORS
   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably for the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the Adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing forward contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transaction costs associated with the use of these investment practices.

   These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

   The Fund may invest in fixed income securities rated below investment grade (commonly referred to as "junk bonds"). Fixed income securities rated below investment grade are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Fixed income securities rated below investment grade may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default and a decline in prices of the issuer's lower-rated securities. The market for fixed income securities rated below investment grade may be thinner and less active than for higher-rated securities. The secondary market in which fixed income securities rated below investment grade are traded is generally less liquid than the market for higher grade debt securities.

                             PERFORMANCE INFORMATION

   Performance information for the Fund (and any class of the Fund) may appear in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares and Class C Shares are reinvested when paid.

   Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the EAFE (Europe, Australia, and Far East) Index, the MSCI World (Net) Index, the Europac Index, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rate or rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

   The Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time-to-time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Morgan Stanley Capital International World (net) Index, Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time-to-time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gain components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figures to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

   The following table illustrates average annual total return for each Fund (including the effect of the maximum sales charge) where applicable, for the periods ended June 30, 2002:

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                                           COMMENCEMENT OF
                                                     YEAR ENDED      5 YEARS ENDED    10 YEARS ENDED       OPERATIONS TO
                                                      06/30/02         06/30/02          06/30/02             06/30/02*
                                                      --------         --------          --------             ---------

Class A
     Return Before Taxes                              -15.51%             2.81%            9.11%                 N/A
     Return After Taxes on Distribution               -15.57%            -0.92%            5.90%                 N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                           -9.46%             1.08%            6.32%                 N/A
Class B  Return Before Taxes                          -14.45%             3.27%             N/A                  6.47%
Class C  Return Before Taxes                          -11.06%              N/A              N/A                 -2.05%

* Class B Shares since July 15, 1994 and Class C Shares since December 15, 1998.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.


   The Fund may also compute aggregate total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A Share's aggregate total return quotation for the period commencing May 13, 1960 and ending June 30, 2002 was 2,323.62%; the Class B Share's aggregate total return for the period commencing July 15, 1994 and ending June 30, 2002 was 30.15%; and the Class C Share's aggregate total return for the period commencing December 16, 1998 and ending June 30, 2002 was -26.52%.


   The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitudes toward and interest in mutual funds in general including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders.

   The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Fund, to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.


   For the fiscal years ended June 30, 2000, 2001 and 2002, brokerage commission paid by the Trust on portfolio transactions totaled $720,900, $1,054,815 and $470,865, respectively. In the fiscal years ended June 30, 2000, 2001 and 2002, the Trust paid brokerage commissions of $13,500, $47,731 and $25,784, respectively, to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended June 30, 2002, the amount paid to PXP Securities Corp. was 5.5% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 3.5% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $201,883 paid during the fiscal year ended June 30, 2002, were paid on portfolio transactions aggregating $106,413,985 executed by brokers who provided research and other statistical information.


                             SERVICES OF THE ADVISER

   The investment adviser to the fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX's primary place of business is One American Row,

Hartford, CT 06115. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, CT 06115.


   PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of September 30, 2002, PIC had approximately $21.1 billion assets under management. Executive officers of the Fund are officers of PIC, except Philip R. McLoughlin, Trustee and President of the Fund and Michael E. Haylon, Executive Vice President of the Fund.

   PXP is the wholly-owned investment management subsidiary of PNX and has served investors for over 70 years. As of September 30, 2002, PXP had approximately $53.2 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services, regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communication to shareholders as it may require for sales purposes), insurance expense, association membership dues, brokerage fees, and taxes.

   The Management Agreement will continue in effect from year-to-year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section (2)(a)(4) of the 1940 Act.

   The Management Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.


   As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the Fund's average daily net assets of up to $1 billion, 0.70% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.65% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended June 30, 2000, 2001, and 2002 amounted to, $1,625,176, $1,518,839 and
$1,120,893, respectively.


   The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Fund. The Fund has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Fund. The Fund reimburses all Trustees for their out-of-pocket expenses. The Trustees of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.

   In addition to the management fee, expenses paid by the Fund include: fees of Trustees who are not compensated by the Adviser, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases at printer's over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Fund's existence as a Delaware business trust.

   The Fund, its Adviser and Subadviser and its Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.

THE SUBADVISER

   Aberdeen Fund Managers Inc. ("Aberdeen") serves as subadvisor for the Fund. Aberdeen has been an investment advisor since 1995 and is a wholly-owned subsidiary of Aberdeen Asset Management PLC which was established in 1983 to provide investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of September 30, 2002, Aberdeen managed approximately $901.6 million in assets for institutional portfolios. Aberdeen's principal offices are located at 300 S.E. 2nd Street, Ste. 820, Fort Lauderdale, Florida 33301. The address of Aberdeen Asset Management PLC is 10 Queens Terrace, Aberdeen, Scotland AB101QG.


   The Subadvisory Agreement provides that the advisor, PIC, will delegate to Aberdeen the performance of certain of its investment management services under the Management Agreement. Aberdeen will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadvisor, PIC will pay Aberdeen compensation at the annual rate of .375% of the Fund's average daily net assets up to $1 billion, .35% of the Fund's average daily net assets from $1 billion to $2 billion and .325% of the Fund's average daily net assets in excess of $2 billion. The Subadvisory Agreement will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including a majority of the disinterested Trustees.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
   The Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's investment advisory arrangements. In approving the agreement, the Board primarily considered the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund. A report from the adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Fund, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.


   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that the Fund was at or below the median in each category reviewed. The Board also considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates.


   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                 NET ASSET VALUE


   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing the result by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class' distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the last sale price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (the "IRA"). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

                         ALTERNATIVE PURCHASE AGREEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offer price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and service fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution and service fees on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which would have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds, Phoenix-Kayne Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Seneca Fund or Phoenix-Kayne Fund qualified plan;
(11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third-party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund, Phoenix-Seneca Fund or Phoenix-Kayne Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Seneca Fund or Phoenix-Kayne Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Goodwin Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third-party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Goodwin Government Cash Fund Class A Shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act ("UGMA"), Uniform Transfers to Minors Act ("UTMA") or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value for Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please contact your broker/dealer for account restriction and limit information.

EXCHANGES
   Under certain circumstances, shares of the Fund may be exchanged for shares of the same class of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
    If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH).

The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemption activity, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. See the Fund's current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to this privilege.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE, IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (MLAM) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");
   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
   (iii)the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends to remain qualified as a regulated investment company under certain provisions of the Code. Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things (a) derive in each taxable year at least 90% of its gross income from (i) dividends, (ii) interest, (iii) payments with respect to securities loans, (iv) gains from the sale or other disposition of stock or securities or foreign currencies, and (v) other income derived with respect to its business of investing in such stock, securities or currencies; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year.

   Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares, and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain distributions. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain distribution, will be taxable to shareholders as a long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken in account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

   Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to the declaration of a dividend or distribution, but the dividend or distribution generally would be taxable to them.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

   It is anticipated that the Fund will receive dividends from its investments, in which case dividends paid by the Fund from net investment income may qualify for the 70% corporate dividends received deduction, but only to the extent that such income is derived from dividends of domestic corporations.

   The Code imposes a 4% non-deductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to at least 98% of the Fund's capital gains net income for the 12-month period ending on October 31 of each calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund generally intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, and December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such calendar year, provided that the dividend is actually paid by the Fund before February 1 of the following year.

   Based on the foregoing, the Fund's policy is to distribute to its shareholders at least 90% of net investment company taxable income, as defined above and in the Code, and any net realized capital gains for each year and, consistent therewith, to meet the distribution requirements of Part I of subchapter m of the Code. The Fund intends to meet the other requirements of
Part I of subchapter m, including the requirements with respect to diversification of assets and sources of income, so that the Fund will continue to qualify as a regulated investment company.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

   Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

   If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

   The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing federal income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

                                 THE DISTRIBUTOR


   Phoenix Equity Planning Corporation, ("Equity Planning" or "Distributor"), acts as the Distributor of the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and an affiliate of PIC. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years 2000, 2001 and 2002 purchasers of shares of the Fund paid aggregate sales charges of $134,147, $113,501 and $73,875, respectively, of which the Distributor received net commissions of $44,981, $47,351 and $34,261, respectively, for its services, the balance being paid to dealers. For the fiscal year ended June 30, 2002, the Distributor received net commissions of $4,342 for Class A Shares and deferred sales charges of $29,919 for Class B Shares and Class C Shares.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

              AMOUNT OF                                                                             DEALER DISCOUNT
             TRANSACTION             SALES CHARGE AS PERCENTAGE  SALES CHARGE AS PERCENTAGE         OR AGENCY FEE AS
          AT OFFERING PRICE               OF OFFERING PRICE          OF AMOUNT INVESTED       PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
     Less than $50,000                          5.75%                       6.10%                        5.25%
     $50,000 but under $100,000                 4.75%                       4.99%                        4.25%
     $100,000 but under $250,000                3.75%                       3.90%                        3.25%
     $250,000 but under $500,000                2.75%                       2.83%                        2.25%
     $500,000 but under $1,000,000              2.00%                       2.04%                        1.75%
     $1,000,000 or more                          None                        None                         None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of the Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be used based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated; 0.25% on sales of Class A and B Shares, 0.10% on sales of Class C Shares, 0.10% on Sales of Class A Shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.

          First $200 million                              .085%
          $200 million to $400 million                    .05%
          $400 million to $600 million                    .03%
          $600 million to $800 million                    .02%
          $800 million to $1 billion                      .015%
          Greater than $1 billion                         .0125%

   As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund.


   For its services during the Fund's fiscal years ended June 30, 2000, 2001 and 2002, Equity Planning received fees of $215,379, $199,772 and $160,081, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rates of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


   For the fiscal year ended June 30, 2002 the Fund paid Rule 12b-1 Fees in the amount of $486,499 of which the Distributor received $202,705, W.S. Griffith Securities, Inc., an affiliate, received $12,363 and unaffiliated broker-dealers received $271,431. The Rule 12b-1 payments were used for (1) compensation to dealers, $307,388; (2) compensation to sales personnel, $617,539; (3) advertising, $259,186; (4) service costs, $63,844; (5) printing and mailing of prospectuses to other than current shareholders, $11,889; and (6) other, $125,193.


   On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The

Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Fund. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.

   No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE FUND

   The Fund an open-end management investment company known as a mutual fund. The Trustees of the Fund ("Trustees") are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

   Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

   The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES

                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                 FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
                                 LENGTH OF        OVERSEEN BY                      DURING PAST 5 YEARS AND
  NAME, (AGE) AND ADDRESS       TIME SERVED         TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE


Robert Chesek (68)            Served since            31          Currently retired.
                              1993.

E. Virgil Conway (73)         Served since            33          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC     1988.                               since 2001. Trustee/Director, Pace University
101 Park Avenue                                                   (1978-present), Urstadt Biddle Property Corp.
New York, NY 10178                                                (1989-present), Greater New York Councils, Boy Scouts of
                                                                  America (1985-present), Josiah Macy, Jr., Foundation
                                                                  (1975-present), Realty Foundation of New York
                                                                  (1972-present), New York Housing Partnership Development
                                                                  Corp. (Chairman) (1981-present) and Academy of Political
                                                                  Science (Vice Chairman) (1985 to present). Chairman,
                                                                  Metropolitan Transportation Authority (1992-2001).
                                                                  Trustee/Director, Consolidated Edison Company of New York,
                                                                  Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                  (1974-2002), Centennial Insurance Company (1974-2002),
                                                                  Union Pacific Corp. (1978-2002), Blackrock Freddie Mac
                                                                  Mortgage Securities Fund (Advisory Director) (1990-2002),
                                                                  Accuhealth (1994-2002), Trism, Inc. (1994-2001), and The
                                                                  Harlem Youth Development Foundation (1998-2002).

Harry Dalzell-Payne (73)      Served since            33          Currently retired.
The Flat, Elmore Court        1988.
Elmore, GL05,
GL2 3NT U.K.


                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                 FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
                                 LENGTH OF        OVERSEEN BY                      DURING PAST 5 YEARS AND
  NAME, (AGE) AND ADDRESS       TIME SERVED         TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE


Francis E. Jeffries (72)      Served since            34          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902      1995.                               (1984-present). Director (1989-1997), Chairman of the Board
Naples, FL 34108                                                  (1993-1997), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (63)         Served since            31          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.     1993.                               since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street, Ste. 1430                                      Officer (1995-1998), Carson Products Company
Chattanooga, TN 37402                                             (cosmetics).  Director/Trustee, Evergreen Funds (6
                                                                  portfolios).

Geraldine M. McNamara (51)    Served since            31          Managing Director, U.S. Trust Company of New York
United States Trust Company   2001.                               (private bank) (1982-present).
of NY
114 West 47th Street
New York, NY 10036

Everett L. Morris (74)        Served since            33          Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company       1995.                               management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302

Herbert Roth, Jr. (74)        Served since            31          Currently retired. Member, Directors Advisory Council,
134 Lake Street               1993.                               Phoenix Life Insurance Company (1998-present). Director,
Sherborn, MA 01770                                                Boston Edison Company (1978-present), Landauer, Inc.
                                                                  (medical services) (1970-present), Tech Ops./Sevcon,
                                                                  Inc. (electronic controllers) (1987-present), and Mark
                                                                  IV Industries (diversified manufacturer) (1985-present).
                                                                  Director, Phoenix Home Life Mutual Insurance Company
                                                                  (1972-1998).

Richard E. Segerson (56)      Served since            31          Managing Director, Northway Management Company
Northway Management Company   1988.                               (1998-present). Managing Director, Mullin Associates
164 Mason Street                                                  (1993-1998).
Greenwich, CT 06830

Lowell P. Weicker, Jr. (71)   Served since            31          Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street               1995.                               (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA 22314                                              (2000-present). President, The Trust for America's
                                                                  Health (non-profit) (2001-present). Director, Duty Free
                                                                  International, Inc. (1997-1998).


   Mr. Chesek was formerly a member of senior management of Phoenix Investment Counsel, Inc., the adviser, and, as such, is entitled to a pension based on his years of service and overall compensation. The amount of the total pension and the periodic payments he receives were calculated based on the standard retirement benefits available to management employees at the time of Mr. Chesek's retirement in 1994. Other than his services as a Trustee, Mr. Chesek does not provide and is not compensated for any ongoing services by the Trust, its adviser or distributor, or any of their affiliates.

   Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $62,882 in 2000 and $22,989 in 2001. In 2000, Mr. Jeffries received $299,904 for the repurchase of common shares by PXP and $212,500 for the purchase of outstanding unexercised options of PXP, which transactions were effected at the then market value for such shares and options.

                               INTERESTED TRUSTEES


   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                 FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
  NAME, (AGE) ADDRESS AND        LENGTH OF        OVERSEEN BY                      DURING PAST 5 YEARS AND
   POSITION(S) WITH TRUST       TIME SERVED         TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE


*Philip R. McLoughlin (55)    Served since            44          Director, PXRE Corporation (Delaware) (1985-present),
Chairman and President        1996.                               World Trust Fund (1991-present).  Chairman (1997-2002),
                                                                  Director (1995-2002), Vice Chairman (1995-1997) and
                                                                  Chief Executive Officer (1995-2002), Phoenix Investment
                                                                  Partners, Ltd. Director, Executive Vice President and
                                                                  Chief Investment Officer, The Phoenix Companies, Inc.
                                                                  (2001-2002).  Director (1994-2002) and Executive Vice
                                                                  President, Investments (1988-2002), Phoenix Life
                                                                  Insurance Company. Director (1983-2002) and Chairman
                                                                  (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                  (1984-2002) and President (1990-2000), Phoenix Equity
                                                                  Planning Corporation. Chairman and Chief Executive
                                                                  Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                  Director and President, Phoenix Investment Management
                                                                  Company (2001-2002). Director and Executive Vice
                                                                  President, Phoenix Life and Annuity Company (1996-2002).
                                                                  Director and Executive Vice President, PHL Variable
                                                                  Insurance Company (1995-2002). Director, Phoenix
                                                                  National Trust Company (1996-2002). Director and Vice
                                                                  President, PM Holdings, Inc. (1985-2002). Director, PHL
                                                                  Associates, Inc. (1995-2002). Director (1992-2002) and
                                                                  President (1992-1994), WS Griffith Securities, Inc.


**James M. Oates (55)         Served since            31          Chairman and Director, IBEX Capital Markets Inc.
IBEX Capital Markets, Inc.,   1993.                               (financial services) (1997-present). Managing Director,
60 State Street, Ste. 950                                         Wydown Group (consulting firm) (1994-present). Director,
Boston, MA 02109                                                  Investors Financial Service Corporation (1995-present),
                                                                  Investors Bank & Trust Corporation (1995-present),
                                                                  Plymouth Rubber Co. (1995-present), Stifel Financial
                                                                  (1996-present), Connecticut River Bancorp
                                                                  (1998-present), Connecticut River Bank (1998-present,
                                                                  1Mind, Inc. (1999-present) and 1Mind.com (2000-present).
                                                                  Director and Treasurer, Endowment for Health, Inc.
                                                                  (2000-present). Chairman, Emerson Investment Management,
                                                                  Inc. (2000-present). Member, Chief Executives
                                                                  Organization (1996-present). Vice Chairman,
                                                                  Massachusetts Housing Partnership (1998-1999). Director,
                                                                  Blue Cross and Blue Shield of New Hampshire (1994-1999),
                                                                  AIB Govett Funds (1991-2000) and Command Systems, Inc.
                                                                  (1998-2000). Director, Phoenix Investment Partners, Ltd.
                                                                  (1995-2001).

* Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.


**For purely prophylactic reasons, Management has elected to treat Mr. Oates as an Interested Trustee due to certain relationships existing among Mr. Oates, IBEX Capital Markets, Inc. and Phoenix and certain of its affiliates. Management reserves the right to reassess Mr. Oates' status as circumstances warrant.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                POSITION(S) HELD
                                 WITH TRUST AND                             PRINCIPAL OCCUPATION(S)
NAME, (AGE) AND ADDRESS       LENGTH OF TIME SERVED                           DURING PAST 5 YEARS

William R. Moyer (57)         Executive              Executive Vice President and Chief Financial Officer (1999-present),
                              Vice President         Senior Vice President and Chief Financial Officer (1995-1999),
                              since 1993.            Phoenix Investment Partners, Ltd. Director (1998-present), Senior
                                                     Vice President, Finance (1990-present), Chief Financial Officer
                                                     (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                     Corporation. Director (1998-present), Senior Vice President
                                                     (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                     (1994-present), Phoenix Investment Counsel, Inc. Senior Vice
                                                     President and Chief Financial Officer, Duff & Phelps Investment
                                                     Management Co. (1996-present). Vice President, Phoenix Fund Complex
                                                     (1990-present).

John F. Sharry (51)           Executive Vice         President, Private Client Group (1999-present), Executive Vice
                              President              President, Retail Division (1997-1999), Phoenix Investment Partners,
                              since 1998.            Ltd. President, Private Client Group, Phoenix Equity Planning
                                                     Corporation (2000-present). Executive Vice President, Phoenix Fund
                                                     Complex (1998-present).


Robert S. Driessen (54)       Vice President         Vice President and Compliance Officer, Phoenix Investment Partners,
                              since 1999.            Ltd. (1999-present) and Phoenix Investment Counsel, Inc.
                                                     (1999-present). Vice President, Phoenix Fund Complex (1999-present).
                                                     Compliance Officer (2000-present) and Associate Compliance Officer
                                                     (1999), PXP Securities Corp. Vice President, Risk Management Liaison,
                                                     Bank of America (1996-1999). Vice President, Securities Compliance, The
                                                     Prudential Insurance Company of America (1993-1996). Branch
                                                     Chief/Financial Analyst, Securities and Exchange Commission, Division of
                                                     Investment Management (1972-1993).

Nancy G. Curtiss (49)         Treasurer Vice         President, Fund Accounting (1994-present) and Treasurer
                              since 1996.            (1996-present), Phoenix Equity Planning Corporation. Treasurer, Phoenix
                                                     Fund Complex (1994-present).

Richard J. Wirth (43)         Secretary Vice         President and Insurance and Investment Products Counsel (2002-present),
One American Row              since 2002.            Counsel (1993-2002), Phoenix Life Insurance Company.
Hartford, CT 06102


   On October 8, 2002, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.


PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of October 8, 2002 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.


                                                                                     PERCENTAGE                  NUMBER
NAME OF SHAREHOLDER                                  CLASS OF SHARES                  OF CLASS                 OF SHARES
-------------------                                  ---------------                  --------                 ---------


MLPF&S for the Sole Benefit of its Customers         Class B                            6.74%                  88,220.10
Attn: Fund Administration                            Class C                           18.66%                  92,475.70
4800 Deer Lake Drive E 3rd Fl.
Jacksonville, FL 32246-6484

Phoenix Savings & Investment Plan                    Class A                            6.12%               1,058,064.91
C/O Suzette Louro - HR 3E103
100 Bright Meadow Boulevard
P.O. Box 1900
Enfield, CT 06083


                                OTHER INFORMATION

CAPITAL STOCK
   The Fund was originally incorporated in New York in 1956 and on January 13, 1992 was reorganized as a Massachusetts business trust under the name of "National Worldwide Opportunities Fund." The Fund's name was changed on June 30, 1993 to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by The Phoenix Companies, Inc. and the affiliation with the other Phoenix Funds. Effective December 16, 1998, the Fund's name was changed to Phoenix-Aberdeen Worldwide Opportunities Fund. The Fund was reorganized as a Delaware business trust in October 2000.

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in one Fund which has different classes. Holders of shares of the Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Fund or class. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund (the "Accountants"). The Accountants audit the Fund's annual financial statements and express an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   Brown Brothers Harriman & Co., having its principal place of business at 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Fund's assets (the "Custodian").

   Equity Planning, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS
   The fiscal year of the Fund ends on June 30. The Fund will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.

FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended June 30, 2002, appearing in the Fund's 2002 Annual Report to Shareholders, are incorporated herein by reference.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                          INVESTMENTS AT JUNE 30, 2002


                                                      SHARES       VALUE
                                                     --------   ------------
COMMON STOCKS--43.0%

UNITED STATES--43.0%
Aetna, Inc. (Managed Health Care) ..................   20,000   $    959,400
Alcoa, Inc. (Aluminum) .............................   48,100      1,594,515
Allstate Corp. (The) (Property & Casualty Insurance)   48,300      1,786,134

American Express Co. (Diversified Financial
Services) ..........................................   25,000        908,000

Aon Corp. (Insurance Brokers) ......................   24,000        707,520
Bank of New York Co., Inc. (The) (Banks) ...........   14,500        489,375
Boeing Co. (The) (Aerospace & Defense) .............   27,000      1,215,000
Bristol-Myers Squibb Co. (Pharmaceuticals) .........   36,300        932,910

Caterpillar, Inc. (Construction, Farm Machinery &
Heavy Trucks) ......................................   30,000      1,468,500

Cendant Corp. (Diversified Commercial Services)(b) .   97,500      1,548,300
ChevronTexaco Corp. (Integrated Oil & Gas) .........    4,000        354,000
Chubb Corp. (The) (Property & Casualty Insurance) ..   15,000      1,062,000
Clorox Co. (The) (Household Products) ..............   17,000        702,950
Comerica, Inc. (Banks) .............................   29,800      1,829,720
Compass Bancshares, Inc. (Banks) ...................   19,000        638,400
CSX Corp. (Railroads) ..............................   38,100      1,335,405
Cullen/Frost Bankers, Inc. (Banks) .................   34,300      1,233,085
Diebold, Inc. (Electronic Equipment & Instruments) .    5,000        186,200
Dominion Resources, Inc. (Electric Utilities) ......    9,000        595,800
Dow Chemical Co. (The) (Diversified Chemicals) .....   34,000      1,168,920

Du Pont (E.I.) de Nemours & Co. (Diversified
Chemicals) .........................................   28,500      1,265,400

Duke Energy Corp. (Electric Utilities) .............   20,100        625,110
Ford Motor Co. (Automobile Manufacturers) ..........   35,400        566,400
Freddie Mac (Diversified Financial Services) .......    7,000        428,400
General Dynamics Corp. (Aerospace & Defense) .......   10,000      1,063,500
Halliburton Co. (Oil & Gas Equipment & Services) ...   53,900        859,166


                                                      SHARES       VALUE
                                                     --------   ------------
UNITED STATES--CONTINUED
HEALTHSOUTH Corp. (Health Care Facilities)(b) ......   66,000   $    844,140
Hilton Hotels Corp. (Hotels, Resorts & Cruise Lines)   45,100        626,890
Honeywell International, Inc. (Aerospace & Defense)    17,700        623,571
Household International, Inc. (Consumer Finance) ...    6,000        298,200
Humana, Inc. (Managed Health Care)(b) ..............   38,800        606,444
Illinois Tool Works, Inc. (Industrial Machinery) ...   15,600      1,065,480
International Paper Co. (Paper Products) ...........   33,000      1,438,140

J.P. Morgan Chase & Co. (Diversified Financial
Services) ..........................................   16,600        563,072

Johnson Controls, Inc. (Auto Parts & Equipment) ....    8,000        652,880
Kimberly-Clark Corp. (Household Products) ..........   20,000      1,240,000

Kraft Foods, Inc. Class A (Packaged Foods and
Meats) .............................................   31,400      1,285,830

Liberate Technologies, Inc. (Internet Software &
Services)(b) .......................................   15,000         39,585

Loews Corp. (Multi-line Insurance) .................   16,000        847,840

Marriott International, Inc. Class A (Hotels,
Resorts & Cruise Lines) ............................   26,600      1,012,130

Mattel, Inc. (Leisure Products) ....................   34,500        727,260

May Department Stores Co. (The) (Department
Stores) ............................................   10,400        342,472

MBIA, Inc. (Property & Casualty Insurance) .........   14,200        802,726
MBNA Corp. (Consumer Finance) ......................   19,400        641,558

Merrill Lynch & Co., Inc. (Diversified Financial
Services) ..........................................   16,000        648,000

Murphy Oil Corp. (Oil & Gas Exploration &
Production) ........................................    4,000        330,000


                        See Notes to Financial Statements                      7

Phoenix-Aberdeen Worldwide Opportunities Fund



                                                      SHARES       VALUE
                                                     --------   ------------
UNITED STATES--CONTINUED
Mylan Laboratories, Inc. (Pharmaceuticals) .........   31,000   $    971,850
Newell Rubbermaid, Inc. (Housewares & Specialties) .   11,000        385,660
NiSource, Inc. (Gas Utilities) .....................   39,700        866,651
Northrop Grumman Corp. (Aerospace & Defense) .......    6,300        787,500
Pacer International, Inc. (Trucking)(b) ............   50,600        872,344
Philip Morris Cos., Inc. (Tobacco) .................   30,100      1,314,768

Prudential Financial, Inc. (Diversified Financial
Services)(b) .......................................   51,400      1,714,704

St. Paul Cos., Inc. (The) (Property & Casualty
Insurance) .........................................   23,000        895,160

Target Corp. (General Merchandise Stores) ..........   18,000        685,800
Textron, Inc. (Industrial Conglomerates) ...........   31,200      1,463,280
Toys "R" Us, Inc. (Specialty Stores)(b) ............   49,100        857,777
TXU Corp. (Electric Utilities) .....................    4,000        206,200
Union Pacific Corp. (Railroads) ....................   25,900      1,638,952
Union Planters Corp. (Banks) .......................   22,050        713,759
United Technologies Corp. (Aerospace & Defense) ....    8,000        543,200
UnumProvident Corp. (Life & Health Insurance) ......   29,900        760,955
UST, Inc. (Tobacco) ................................   32,000      1,088,000

Verizon Communications, Inc. (Integrated
Telecommunication Services) ........................   18,600        746,790

Waste Management, Inc. (Environmental Services) ....   40,000      1,042,000
Wells Fargo & Co. (Banks) ..........................   29,000      1,451,740
WMS Industries, Inc. (Casinos & Gaming)(b) .........   24,000        294,000
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $58,071,171)                                     59,461,418
- ----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--54.0%

AUSTRALIA--1.0%
QBE Insurance Group Ltd. (Property & Casualty
Insurance) .........................................  376,700      1,404,161

BARBADOS--0.4%
Nabors Industries Ltd. (Oil & Gas Drilling)(b) .....   16,600        585,980

BRAZIL--1.6%
Companhia Paranaense de Energia-Copel ADR
(Electric Utilities) ...............................  100,000        405,000

Companhia Vale do Rio Doce ADR (Diversified Metals
& Mining)(b) .......................................    5,200        143,884

Tele Norte Leste Participacoes SA ADR (Integrated
Telecommunication Services) ........................  100,000        995,000

Unibanco GDR (Banks) ...............................   36,000        594,000
                                                                ------------
                                                                   2,137,884
                                                                ------------

CANADA--0.8%
Four Seasons Hotels, Inc. (Hotels, Resorts & Cruise
Lines) .............................................   22,200      1,041,180


                                                      SHARES       VALUE
                                                     --------   ------------
DENMARK--1.2%
Danske Bank A/S (Banks) ............................  91,000    $  1,675,623

FINLAND--1.3%
Nokia Oyj (Telecommunications Equipment) ...........   82,000      1,200,201
Stora Enso Oyj (Paper Products) ....................   44,930        629,667
                                                                ------------
                                                                   1,829,868
                                                                ------------

FRANCE--5.6%
Assurances Generales de France (Multi-line
Insurance) .........................................   15,470        710,758

Aventis SA (Pharmaceuticals) .......................   20,800      1,473,932
Cap Gemini SA (IT Consulting & Services) ...........    4,640        184,449
Havas Advertising SA (Advertising) .................   94,070        578,804
L'Oreal SA (Household Products) ....................   19,500      1,521,436

Schneider Electric SA (Electrical Components &
Equipment) .........................................   16,520        888,382

TotalFinaElf SA (Oil & Gas Refining, Marketing &
Transportation) ....................................    7,525      1,221,801

Valeo SA (Auto Parts & Equipment) ..................   29,030      1,207,039
                                                                ------------
                                                                   7,786,601
                                                                ------------

GERMANY--1.7%
Allianz AG (Multi-line Insurance) ..................    3,890        779,129
BASF AG (Diversified Chemicals) ....................   20,000        927,380

Bayerische Motoren Werke AG (Automobile
Manufacturers) .....................................   16,090        663,445
                                                                ------------
                                                                   2,369,954
                                                                ------------

HONG KONG--1.2%
Giordano International Ltd. (Apparel Retail) .......1,400,000        861,570
Swire Pacific Ltd. Class B (Multi-Sector Holdings) .1,115,000        821,986
                                                                ------------
                                                                   1,683,556
                                                                ------------

INDIA--0.1%
Videsh Sanchar Nigam Ltd. ADR (Integrated
Telecommunication Services) ........................   16,366         99,833

ITALY--4.1%
ENI SpA (Integrated Oil & Gas) .....................  119,083      1,893,511
Mediaset SpA (Broadcasting & Cable TV) .............  100,000        774,298
Sanpaolo IMI SpA (Banks) ...........................  103,086      1,034,393

Telecom Italia Mobile SpA (Wireless
Telecommunication Services) ........................  159,000        651,684

Telecom Italia SpA (Integrated Telecommunication
Services) ..........................................  168,000      1,315,753
                                                                ------------
                                                                   5,669,639
                                                                ------------


8                       See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund


                                                      SHARES       VALUE
                                                     --------   ------------
JAPAN--10.9%
Fuji Photo Film Co. Ltd. (Leisure Products) ........   32,000   $  1,033,239
Fujikura Ltd. (Electrical Components & Equipment) ..  170,000        619,827
Honda Motor Co. Ltd. (Automobile Manufacturers) ....   30,400      1,232,678
Kao Corp. (Household Products) .....................   58,000      1,335,602

Mabuchi Motor Co. Ltd. (Electrical
Components & Equipment) ............................   14,000      1,379,488

NTT DoCoMo, Inc. (Wireless
Telecommunication Services) ........................      475      1,169,111

Olympus Optical Co. Ltd. (Health Care Equipment) ...   77,000      1,075,440
Orix Corp. (Consumer Finance) ......................   12,200        984,297
Rohm Co. Ltd. (Semiconductors) .....................    7,000      1,044,837
Shin-Etsu Chemical Co. Ltd. (Specialty Chemicals) ..   33,000      1,417,951
Terumo Corp. (Health Care Equipment) ...............   81,000      1,082,649
Uni-Charm Corp. (Household Products) ...............   40,000      1,501,801

Yamanouchi Pharmaceutical Co. Ltd.
(Pharmaceuticals) ..................................   45,000      1,167,651
                                                                ------------
                                                                  15,044,571
                                                                ------------

LUXEMBOURG--0.7%
Arcelor (Steel)(b) .................................   63,520        901,487

NETHERLANDS--3.9%
Buhrmann NV (Distributors) .........................   58,580        540,366
DSM NV (Specialty Chemicals) .......................   18,235        846,259
IHC Caland NV (Oil & Gas Equipment & Services) .....   15,576        931,456
ING Groep NV (Diversified Financial Services) ......   25,030        642,727

Koninklijke (Royal) Philips Electronics NV (Industrial
Conglomerates) .....................................   42,210      1,178,510

TPG NV (Air Freight & Couriers) ....................   56,010      1,265,097
                                                                ------------
                                                                   5,404,415
                                                                ------------

SINGAPORE--1.1%
Oversea-Chinese Banking Corp. Ltd. (Banks) .........  228,000      1,509,925

SOUTH KOREA--1.9%
Kookmin Bank ADR (Banks) ...........................   52,900      2,600,035

SPAIN--1.0%
Union Fenosa SA (Electric Utilities) ...............   75,373      1,384,589

SWEDEN--2.1%
Assa Abloy AB Class B (Industrial Machinery) .......   69,330        976,938
Skandia Forsakrings AB (Life & Health Insurance) ...  126,970        577,502
Svenska Handelsbanken  AB  Class A (Banks) .........   49,000        749,115

Volvo AB Class B (Construction, Farm Machinery &
Heavy Trucks) ......................................   30,500        632,223
                                                                ------------
                                                                   2,935,778
                                                                ------------


                                                      SHARES       VALUE
                                                     --------   ------------

SWITZERLAND--4.5%
Adecco SA Registered Shares (Employment
Services) ..........................................   16,240   $    964,699

Credit Suisse Group (Banks) ........................   33,040      1,049,048

Nestle SA Registered Shares Class B (Packaged Foods
and Meats) .........................................    5,890      1,373,403

Swiss Re Registered Shares (Property & Casualty
Insurance) .........................................   14,344      1,402,447

UBS AG Registered Shares (Diversified Financial
Services)(b) .......................................   16,200        814,817

Zurich Financial Services AG (Multi-line Insurance)     3,200        646,171
                                                                ------------
                                                                   6,250,585
                                                                ------------

UNITED KINGDOM--8.9%
3i Group plc (Diversified Financial Services) ......   55,600        580,129
BOC Group plc (Specialty Chemicals) ................   35,000        543,649
BP plc (Integrated Oil & Gas) ......................  180,000      1,511,821

BT Group plc (Integrated Telecommunication
Services) ..........................................  258,000        991,052

Carlton Communications plc (Movies &
Entertainment) .....................................  100,000        320,107

Compass Group plc (Food Distributors) ..............   60,000        364,008
FirstGroup plc (Highways & Railtracks) .............  126,000        484,002
GlaxoSmithKline plc (Pharmaceuticals) ..............   63,000      1,361,737
HSBC Holdings plc (Banks) ..........................  135,000      1,552,635

Lloyds TSB Group plc (Diversified Financial
Services) ..........................................   35,000        348,384

mm02 plc (Wireless Telecommunication Services)(b) ..  160,000        102,434

Prudential plc (Life & Health Insurance) ...........   80,000        731,674
Reuters Group plc (Diversified Commercial Services)    70,000        371,325
Royal Bank of Scotland Group plc (Banks) ...........   30,000        850,571

Shell Transport & Trading Co. plc ADR (Integrated
Oil & Gas) .........................................   10,600        477,106

Shire Pharmaceuticals Group plc
(Pharmaceuticals)(b) ...............................   75,000        663,079

Vodafone Group plc (Wireless Telecommunication
Services) ..........................................  750,000      1,028,916
                                                                ------------
                                                                  12,282,629
                                                                ------------
- ----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $81,015,031)                                     74,598,293
- ----------------------------------------------------------------------------


                        See Notes to Financial Statements                      9

Phoenix-Aberdeen Worldwide Opportunities Fund


                                                      SHARES       VALUE
                                                     --------   ------------
FOREIGN PREFERRED STOCKS--0.9%

SOUTH KOREA--0.9%
Samsung Electronics Co. Ltd. Pfd.
(Semiconductors) ...................................    9,000   $  1,219,491
- ----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $511,958)                                         1,219,491
- ----------------------------------------------------------------------------

TOTAL LONG TERM INVESTMENTS--97.9%
(IDENTIFIED COST $139,598,160)                                   135,279,202
- ----------------------------------------------------------------------------


                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (Unaudited)        (000)
                                     -----------       ------

SHORT-TERM OBLIGATIONS--2.5%

COMMERCIAL PAPER--2.5%
Special Purpose Accounts Receivable
Cooperative Corp. 2%, 7/1/02 ........     A-1          $3,440      3,440,000

- ----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,440,000)                                       3,440,000
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $143,038,160)                                   138,719,202(a)
Other assets and liabilities, net--(0.4)%                           (573,752)
                                                                ------------
NET ASSETS--100.0%                                              $138,145,450
                                                                ============



(a)Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $10,299,752 and gross depreciation of $15,645,561 for federal income tax purposes. At June 30, 2002, the aggregate cost of securities for federal income tax purposes was $144,065,011.
(b)Non-income producing.

10                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Advertising ........................................     0.4%
Aerospace & Defense ................................     3.1
Air Freight & Couriers .............................     0.9
Aluminum ...........................................     1.2
Apparel Retail .....................................     0.6
Auto Parts & Equipment .............................     1.4
Automobile Manufacturers ...........................     1.8
Banks ..............................................    13.3
Broadcasting & Cable TV ............................     0.6
Casinos & Gaming ...................................     0.2
Construction, Farm Machinery & Heavy Trucks ........     1.6
Consumer Finance ...................................     1.4
Department Stores ..................................     0.3
Distributors .......................................     0.4
Diversified Chemicals ..............................     2.5
Diversified Commercial Services ....................     1.4
Diversified Financial Services .....................     4.9
Diversified Metals & Mining ........................     0.1
Electric Utilities .................................     2.4
Electrical Components & Equipment ..................     2.1
Electronic Equipment & Instruments .................     0.1
Employment Services ................................     0.7
Environmental Services .............................     0.8
Food Distributors ..................................     0.3
Gas Utilities ......................................     0.6
General Merchandise Stores .........................     0.5
Health Care Equipment ..............................     1.6
Health Care Facilities .............................     0.6
Highways & Railtracks ..............................     0.4
Hotels, Resorts & Cruise Lines .....................     2.0
Household Products .................................     4.7
Housewares & Specialties ...........................     0.3


IT Consulting & Services ...........................     0.1%
Industrial Conglomerates ...........................     2.0
Industrial Machinery ...............................     1.5
Insurance Brokers ..................................     0.5
Integrated Oil & Gas ...............................     3.1
Integrated Telecommunication Services ..............     3.1
Leisure Products ...................................     1.3
Life & Health Insurance ............................     1.5
Managed Health Care ................................     1.2
Movies & Entertainment .............................     0.2
Multi-Sector Holdings ..............................     0.6
Multi-line Insurance ...............................     2.2
Oil & Gas Drilling .................................     0.4
Oil & Gas Equipment & Services .....................     1.3
Oil & Gas Exploration & Production .................     0.2
Oil & Gas Refining, Marketing & Transportation .....     0.9
Packaged Foods and Meats ...........................     2.0
Paper Products .....................................     1.5
Pharmaceuticals ....................................     4.9
Property & Casualty Insurance ......................     5.4
Railroads ..........................................     2.2
Semiconductors .....................................     1.7
Specialty Chemicals ................................     2.1
Specialty Stores ...................................     0.6
Steel ..............................................     0.7
Telecommunications Equipment .......................     0.9
Tobacco ............................................     1.8
Trucking ...........................................     0.7
Wireless Telecommunication Services ................     2.2
                                                       -----
                                                       100.0%
                                                       =====


                        See Notes to Financial Statements                     11

Phoenix-Aberdeen Worldwide Opportunities Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2002

ASSETS
Investment securities at value
   (Identified cost $143,038,160)                              $138,719,202
Cash                                                                  2,000
Receivables
   Fund shares sold                                                 445,067
   Investment securities sold                                       391,636
   Dividends and interest                                           274,005
   Tax reclaims                                                     149,103
                                                               ------------
     Total assets                                               139,981,013
                                                               ------------
LIABILITIES
Payables
   Investment securities purchased                                1,141,591
   Fund shares repurchased                                          405,674
   Investment advisory fee                                           85,580
   Transfer agent fee                                                82,120
   Distribution fee                                                  36,591
   Financial agent fee                                               13,413
   Trustees' fee                                                      9,206
Accrued expenses                                                     61,388
                                                               ------------
     Total liabilities                                            1,835,563
                                                               ------------
NET ASSETS                                                     $138,145,450
                                                               ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $165,603,434
Distributions in excess of net investment income                   (106,582)
Accumulated net realized loss                                   (23,048,166)
Net unrealized depreciation                                      (4,303,236)
                                                               ------------
NET ASSETS                                                     $138,145,450
                                                               ============

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $125,215,865)             17,819,096
Net asset value per share                                             $7.03
Offering price per share $7.03/(1-5.75%)                              $7.46

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $9,118,588)                1,410,523
Net asset value and offering price per share                          $6.46

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $3,810,997)                  590,998
Net asset value and offering price per share                          $6.45


                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
Dividends                                                      $  2,988,459
Interest                                                             84,743
Foreign taxes withheld                                             (162,555)
                                                               ------------
     Total investment income                                      2,910,647
                                                               ------------
EXPENSES
Investment advisory fee                                           1,120,893
Distribution fee, Class A                                           336,008
Distribution fee, Class B                                           104,555
Distribution fee, Class C                                            45,936
Financial agent fee                                                 160,081
Transfer agent                                                      418,715
Custodian                                                           109,513
Professional                                                         40,705
Printing                                                             36,669
Registration                                                         33,833
Trustees                                                             25,976
Miscellaneous                                                        13,208
                                                               ------------
     Total expenses                                               2,446,092
                                                               ------------
NET INVESTMENT INCOME                                               464,555
                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                 (16,095,357)
Net realized loss on foreign currency transactions                  (15,608)
Net change in unrealized appreciation (depreciation) on
   investments                                                   (2,153,251)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                16,065
                                                               ------------
NET LOSS ON INVESTMENTS                                         (18,248,151)
                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(17,783,596)
                                                               ============


12                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended      Year Ended
                                                                                                 6/30/02         6/30/01
                                                                                              ------------    -------------
FROM OPERATIONS
   Net investment income (loss)                                                               $    464,555    $      26,986
   Net realized gain (loss)                                                                    (16,110,965)      (5,120,331)
   Net change in unrealized appreciation (depreciation)                                         (2,137,186)     (25,820,360)
                                                                                              ------------    -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 (17,783,596)     (30,913,705)
                                                                                              ------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                       --         (394,333)
   Net realized short-term gains, Class A                                                               --      (11,433,731)
   Net realized long-term gains, Class A                                                          (470,600)      (9,066,184)
   Net realized short-term gains, Class B                                                               --       (1,055,291)
   Net realized long-term gains, Class B                                                           (40,124)        (836,879)
   Net realized short-term gains, Class C                                                               --         (481,876)
   Net realized long-term gains, Class C                                                           (18,018)        (340,491)
                                                                                              ------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                      (528,742)     (23,608,785)
                                                                                              ------------    -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (6,854,144 and 15,783,989 shares, respectively)                52,455,824      145,002,923
   Net asset value of shares issued from reinvestment of distributions
      (61,673 and 2,195,626 shares, respectively)                                                  435,410       19,255,639
   Cost of shares repurchased (9,280,500 and 16,467,903 shares, respectively)                  (70,152,624)    (152,613,688)
                                                                                              ------------    -------------
Total                                                                                          (17,261,390)      11,644,874
                                                                                              ------------    -------------
CLASS B
   Proceeds from sales of shares (151,270 and 264,202 shares, respectively)                      1,001,216        2,248,997
   Net asset value of shares issued from reinvestment of distributions
      (5,594 and 203,090 shares, respectively)                                                      36,477        1,657,206
   Cost of shares repurchased (537,680 and 436,302 shares, respectively)                        (3,568,421)      (3,746,878)
                                                                                              ------------    -------------
Total                                                                                           (2,530,728)         159,325
                                                                                              ------------    -------------
CLASS C
   Proceeds from sales of shares (113,768 and 195,502 shares, respectively)                        751,013        1,722,399
   Net asset value of shares issued from reinvestment of distributions
      (2,287 and 78,717 shares, respectively)                                                       14,892          640,756
   Cost of shares repurchased (301,594 and 180,622 shares, respectively)                        (2,006,794)      (1,532,170)
                                                                                              ------------    -------------
Total                                                                                           (1,240,889)         830,985
                                                                                              ------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   (21,033,007)      12,635,184
                                                                                              ------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       (39,345,345)     (41,887,306)

NET ASSETS
   Beginning of period                                                                         177,490,795      219,378,101
                                                                                              ------------    -------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF
     ($106,582) AND ($953,706), RESPECTIVELY]                                                 $138,145,450    $ 177,490,795
                                                                                              ============    =============


                        See Notes to Financial Statements                     13

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                               ---------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                               ---------------------------------------------------------
                                                                     2002        2001       2000       1999        1998
Net asset value, beginning of period                                $ 7.87      $10.46     $10.93     $12.40      $10.75
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                       0.03(1)     0.01(1)   (0.01)(1)   0.01(1)     0.02
   Net realized and unrealized gain (loss)                           (0.84)      (1.44)      1.08       0.90        2.97
                                                                    ------      ------     ------     ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                                (0.81)      (1.43)      1.07       0.91        2.99
                                                                    ------      ------     ------     ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                 --       (0.02)        --         --       (0.14)
   Distributions from net realized gains                             (0.03)      (1.14)     (1.54)     (2.38)      (1.20)
                                                                    ------      ------     ------     ------      ------
     TOTAL DISTRIBUTIONS                                             (0.03)      (1.16)     (1.54)     (2.38)      (1.34)
                                                                    ------      ------     ------     ------      ------
Change in net asset value                                            (0.84)      (2.59)     (0.47)     (1.47)       1.65
                                                                    ------      ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD                                      $ 7.03      $ 7.87     $10.46     $10.93      $12.40
                                                                    ======      ======     ======     ======      ======
Total return(2)                                                     (10.35)%    (14.81)%    11.49 %     8.90%      31.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $125,216    $158,775   $195,357   $192,619    $183,188

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 1.56 %      1.54 %     1.56 %     1.45%       1.42%
   Net investment income (loss)                                       0.39 %      0.10 %    (0.06)%     0.07%       0.21%
Portfolio turnover                                                      99 %       168 %      112 %      166%        156%


                                                                                        CLASS B
                                                               ---------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                               ---------------------------------------------------------
                                                                     2002        2001       2000       1999        1998
Net asset value, beginning of period                                $ 7.29      $ 9.84     $10.44     $12.04      $10.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                      (0.03)(1)   (0.06)(1)  (0.08)(1)  (0.07)(1)   (0.06)
   Net realized and unrealized gain (loss)                           (0.77)      (1.35)      1.02       0.85        2.90
                                                                    ------      ------     ------     ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                                (0.80)      (1.41)      0.94       0.78        2.84
                                                                    ------      ------     ------     ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                 --          --         --         --       (0.13)
   Distributions from net realized gains                             (0.03)      (1.14)     (1.54)     (2.38)      (1.20)
                                                                    ------      ------     ------     ------      ------
     TOTAL DISTRIBUTIONS                                             (0.03)      (1.14)     (1.54)     (2.38)      (1.33)
                                                                    ------      ------     ------     ------      ------
Change in net asset value                                            (0.83)      (2.55)     (0.60)     (1.60)       1.51
                                                                    ------      ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD                                      $ 6.46      $ 7.29     $ 9.84     $10.44      $12.04
                                                                    ======      ======     ======     ======      ======
Total return(2)                                                     (10.90)%    (15.58)%    10.71 %     7.99 %     30.61 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $9,119     $13,066    $17,317    $12,351     $10,855

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 2.31 %      2.29 %     2.31 %     2.21 %      2.17 %
   Net investment income (loss)                                      (0.38)%     (0.66)%    (0.80)%    (0.65)%     (0.54)%
Portfolio turnover                                                      99 %       168 %      112 %      166 %       156 %


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.


14                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  CLASS C
                                                               -------------------------------------------------
                                                                                                        FROM
                                                                       YEAR ENDED JUNE 30             INCEPTION
                                                               ----------------------------------    12/16/98 TO
                                                                     2002        2001       2000       6/30/99
Net asset value, beginning of period                                $ 7.28      $ 9.82     $10.42       $11.62
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                      (0.03)(1)   (0.06)(1)  (0.07)(1)       --(1)
   Net realized and unrealized gain (loss)                           (0.77)      (1.34)      1.01         1.18
                                                                    ------      ------     ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                                (0.80)      (1.40)      0.94         1.18
                                                                    ------      ------     ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                             (0.03)      (1.14)     (1.54)       (2.38)
                                                                    ------      ------     ------       ------
     TOTAL DISTRIBUTIONS                                             (0.03)      (1.14)     (1.54)       (2.38)
                                                                    ------      ------     ------       ------
Change in net asset value                                            (0.83)      (2.54)     (0.60)       (1.20)
                                                                    ------      ------     ------       ------
NET ASSET VALUE, END OF PERIOD                                      $ 6.45      $ 7.28     $ 9.82       $10.42
                                                                    ======      ======     ======       ======
Total return(2)                                                     (11.06)%    (15.50)%    10.71 %      11.68%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $3,811      $5,650     $6,704         $838

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 2.31 %      2.29 %     2.31 %       2.28%(4)
   Net investment income (loss)                                      (0.39)%     (0.65)%    (0.74)%       0.04%(4)
Portfolio turnover                                                      99 %       168 %      112 %        166%(3)


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Not Annualized.
(4) Annualized.


                        See Notes to Financial Statements                     15

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") is organized as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. INCOME TAXES:
   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.



D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:
   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At June 30, 2002, the Fund had no forward currency contracts.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (CONTINUED)

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion, 0.70% between $1 billion and $2 billion, and 0.65% in excess of $2 billion.
   Aberdeen Fund Managers, Inc, ("Aberdeen"), is the subadviser to the Fund. Aberdeen is a subsidiary of Aberdeen Asset Management PLC, of which PNX owns approximately 20%. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $4,342 for Class A shares and deferred sales charges of $25,875 for Class B shares and $4,044 for Class C shares for the year ended June 30, 2002. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 2002, $202,705 was retained by the Distributor, $271,431 was paid to unaffiliated participants and $12,363 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.
   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended June 30, 2002, financial agent fees were $160,081, of which PEPCO received $37,653. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.
   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended June 30, 2002, transfer agent fees were $418,715, of which PEPCO retained $157,499.
   For the year ended June 30, 2002, the Fund paid PXP Securities Corp., an indirect wholly-owned subsidiary of PNX, brokerage commissions of $25,784 in connection with portfolio transactions effected by it.


   At June 30, 2002, Phoenix Life Insurance Company and its affiliates held 319 Class A shares and 14,410 Class C shares of the Fund with a combined value of $95,188.

3. PURCHASE AND SALE OF SECURITIES
   Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 aggregated $145,644,949 and $162,910,108 respectively. There were no purchases or sales of long-term U.S. Government securities.

4. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION
   The Fund has $15,835,995 capital loss carryovers expiring in 2010, which may be used to offset future capital gains.
   Under the current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2002, the Fund deferred and utilized post-October losses as follows:

                                    Deferred            Utilized
                                   ----------          ----------
   Post-October capital losses     $6,257,057          $6,252,706
   Post-October currency losses        16,920              11,710

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.
   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (CONTINUED)

6. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The Fund recorded permanent reclassifications which arose primarily from nondeductible current year net operating losses and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Fund. As of June 30, 2002, the Fund decreased distributions in excess of net investment income by $382,569, decreased accumulated net realized loss by $15,074 and decreased paid in capital by $397,643.


   This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Worldwide Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHIC OMITTED]
PRICEWATERHOUSECOOPERS


To the Board of Trustees and Shareholders of Phoenix-Aberdeen Worldwide Opportunities Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/ PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
August 8, 2002

                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS
      a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post-Effective Amendment No. 69 on October 30, 2000 and incorporated herein by reference.

      b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 69 on October 30, 2000 and incorporated herein by reference.

      c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

      d.1 Management Agreement between Registrant and National Securities & Research Corporation, dated May 14, 1993 and assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed as Exhibit 5.1 via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and herein incorporated by reference.

      d.2 Amendment to Management Agreement between Registrant and National Securities & Research Corporation, dated January 1, 1994 and assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed as Exhibit 5.2 via EDGAR with Post-Effective Amendment No. 61 on October 30, 1995 and incorporated herein by reference.

      d.3 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Aberdeen Fund Managers, Inc. dated October 27, 1998, filed via EDGAR with Post-Effective Amendment No. 66 on December 15, 1998 and incorporated herein by reference.

      e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning"), dated November 19, 1997, filed as Exhibit 6.1 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

      e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed as Exhibit 6.2 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

      e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement, filed as Exhibit 6.3 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

      e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed as Exhibit 6.4 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

      f.          None.

      g. Custody Agreement between Registrant and Brown Brothers Harriman & Co., dated August 11, 1994, filed as Exhibit 8 via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

      h.1 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation, dated June 1, 1994, filed as Exhibit 9.1 via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

      h.2 Sub-transfer Agent Agreement between Equity Planning and State Street Bank and Trust Company, dated June 1, 1994 filed as
                  Exhibit 9.2 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

      h.3 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, filed as Exhibit 9.3 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

      h.4 First Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated March 23, 1998, filed as Exhibit 9.4 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

      h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated July 31, 1998, filed as Exhibit 9.5 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

       i. Opinion as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 69 on October 30, 2000 and incorporated herein by reference.


      j.*         Consent of Independent Accountants filed via Edgar herewith.


      k.          Not applicable.

      l.          None.

      m.1 Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class A Shares filed as Exhibit 15.1 via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

      m.2 Distribution Plan Pursuant to Rule 12b-1 for Class B Shares filed via EDGAR with Post-Effective Amendment No. 68 filed on August 7, 2000 and incorporated herein by reference.

      m.3 Distribution Plan Pursuant to Rule 12b-1 for Class C Shares filed via EDGAR with Post-Effective Amendment No. 68 filed on August 7, 2000 and incorporated herein by reference.

      n.27        Financial Data Schedule.

      o.1 Amended and Restated Plan Pursuant to Rule 18f-3 effective July 1, 1999, filed via EDGAR with Post-Effective Amendment No. 68 filed on August 7, 2000 and incorporated herein by reference.

      o.2 First Amendment to the Amended and Restated Plan Pursuant to Rule 18f-3, dated February 24, 2000, filed via EDGAR with Post-Effective Amendment No. 68 filed on August 7, 2000 and incorporated herein by reference.


      p.1 Codes of Ethics of the Fund, the Adviser and the Distributor filed via EDGAR with Post-Effective Amendment No. 71 on August 30, 2002 and incorporated herein by reference.

      q. Powers of attorney for all trustees and Ms. Curtiss filed via EDGAR with Post-Effective Amendment No. 71 on August 30, 2002 and incorporated herein by reference.


----------
*Filed herewith

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
     None.

ITEM 25.  INDEMNIFICATION
     The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
     See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., the Adviser, reference is made to the Advisers' current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITER
     (a) Equity Planning also serves as the principal underwriter for the following other registrants:

     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, and PHL Variable Separate Account MVA1.

     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

NAME AND                             POSITIONS AND OFFICES           POSITIONS AND OFFICES
PRINCIPAL ADDRESS                    WITH DISTRIBUTOR                WITH REGISTRANT
-----------------                    ---------------------           ---------------------

Michael E. Haylon                    Director                        None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480


William R. Moyer                     Director, Executive Vice        Executive Vice President
56 Prospect Street                   President, Chief Financial
P.O. Box 150480                      Officer and Treasurer
Hartford, CT 06115-0480


John F. Sharry                       President, Private              Executive Vice President
56 Prospect Street                   Client Group
P.O. Box 150480
Hartford, CT 06115-0480


NAME AND                             POSITIONS AND OFFICES           POSITIONS AND OFFICES
PRINCIPAL ADDRESS                    WITH DISTRIBUTOR                WITH REGISTRANT
-----------------                    ---------------------           ----------------------

Robert S. Driessen                   Vice President, Compliance      Vice President and
56 Prospect Street                                                   Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline Porter                    Assistant Vice President,       Assistant Treasurer
56 Prospect Street                   Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodian, Brown Brothers Harriman & Co. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301,
Attention: Phoenix Funds, and the address for the custodian is 40 Water Street, Boston, Massachusetts 02109.

ITEM 29.  MANAGEMENT SERVICES
     Not applicable.

ITEM 30.  UNDERTAKINGS
     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 4th day of November, 2002.


                                   PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND


ATTEST:/s/ Richard J. Wirth                      BY: /s/ Philip R. McLoughlin
       --------------------                          ------------------------
           Richard J. Wirth                              Philip R. McLoughlin
           Secretary                                     President


     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 4th day of November, 2002.


                 SIGNATURE                            TITLE
                 ---------                            -----

--------------------------------------------
Robert Chesek*                                        Trustee

--------------------------------------------
E. Virgil Conway*                                     Trustee

/s/ Nancy G. Curtiss                                  Treasurer (principal
--------------------------------------------          financial and accounting
Nancy G. Curtiss                                      officer

--------------------------------------------
Harry Dalzell-Payne*                                  Trustee

--------------------------------------------
Francis E. Jeffries*                                  Trustee

--------------------------------------------
Leroy Keith, Jr.*                                     Trustee

/s/ Philip R. McLoughlin
--------------------------------------------
Philip R. McLoughlin                                  Trustee and President

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Geraldine M. McNamara*                                Trustee

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Everett L. Morris*                                    Trustee

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James M. Oates*                                       Trustee

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Herbert Roth, Jr.*                                    Trustee

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Richard E. Segerson*                                  Trustee

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Lowell P. Weicker, Jr.*                               Trustee



*By /s/ Philip R. McLoughlin
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* Philip R. McLoughlin pursuant to powers of attorney.


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